-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           Reported) November 11, 1998

                        FINANCIAL ASSET SECURITIES CORP.,
            (as depositor under the Servicing Agreement, dated as of
           October 1, 1998, relating to the Ocwen Mortgage Loan Trust
                         1998-OAC1, Asset Backed Notes).

                        FINANCIAL ASSET SECURITIES CORP.
                        ---------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                           333-44067                06-1442101
----------------------------      ------------              ------------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
 of Incorporation)                File Number)              Identification No.)



600 Steamboat Road
Greenwich, Connecticut
-----------------------                                  06830
(Address of Principal                                    ------
 Executive Offices)                                      (Zip Code)

Registrant's telephone number, including area code (203) 622-2700

Item 5.  Other Events.
----     ------------

         On November 13, 1998 Financial Asset Securities Corp. (the "Company") is filing a Form T-1 to designate NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION to act as an elegible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial

              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         1.   Form T-1

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINANCIAL ASSET SECURITIES CORP.



                                           By: /s/ John Paul Graham
                                              ---------------------

                                           Name:    John Paul Graham
                                           Title:   Vice President



Dated:  November 13, 1998

Exhibit Index
-------------

Exhibit                                                                  Page
-------                                                                  ----

1.   Form T-1